Exhibit 99.1

Canopy Growth Announces Effective Date of Share Consolidation

Shares will be consolidated at a 1 for 10 ratio

Action expected to allow the Company to regain compliance with Nasdaq minimum bid price requirement

SMITHS FALLS, ON -- December 13, 2023 -- Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC) announced today that the Company’s board of directors has approved the consolidation (the “Consolidation”) of the Company’s issued and outstanding common shares (the “Common Shares”) on the basis of one (1) post-Consolidation Common Share for every ten (10) pre-Consolidation Common Shares. The Consolidation is being implemented to ensure that the Company continues to comply with the listing requirements of the Nasdaq Global Select Market (the “Nasdaq”).

The Consolidation was approved by the Company’s shareholders at the annual general and special meeting of shareholders held on September 25, 2023. The Consolidation is subject to approval by the Toronto Stock Exchange (the “TSX”) and is expected to become effective on December 15, 2023 (the “Effective Date”), with the post-Consolidation Common Shares commencing trading on the TSX and the Nasdaq at market open on December 20, 2023, subject to final confirmation from the TSX and the Nasdaq. No fractional Common Shares will be issued in connection with the Consolidation. Any fractional Common Shares arising from the Consolidation will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration. The exercise or conversion price and/or the number of Common Shares issuable under any of the Company’s outstanding convertible securities will be proportionately adjusted in connection with the Consolidation.

“By implementing this share consolidation, Canopy Growth expects to regain compliance with the Nasdaq’s bid requirement and further support the marketability of the Company’s shares,” said Judy Hong, Chief Financial Officer, Canopy Growth.

It is anticipated that upon completion of the Consolidation, the post-Consolidation Common Shares will continue to trade on the TSX under the symbol “WEED” and on the Nasdaq under the symbol “CGC”, under a new CUSIP number: 138035704.

Shareholders of record as of the Effective Date will receive a letter of transmittal from Odyssey Trust Company, the transfer agent for the Common Shares, providing instructions for the exchange of their Common Shares as soon as practicable following the Effective Date. Registered shareholders may also obtain a copy of the letter of transmittal by accessing the Company's SEDAR+ profile at www.sedarplus.ca. Until surrendered, each share certificate or direct registration system statement representing pre-Consolidation Common Shares will represent the number of whole post-Consolidation Common Shares to which the holder is entitled as a result of the Consolidation. No action is required by beneficial holders to receive post-Consolidation Common Shares in connection with the Consolidation.  Beneficial holders who hold their Common Shares through intermediaries (e.g., a broker, bank, trust company investment dealer or other financial institution) and who have questions regarding how the Consolidation will be processed should contact their intermediaries with respect to the Consolidation.

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives. Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth’s CPG portfolio features targeted 24-hour skincare and wellness solutions from This Works, gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

Beyond our world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment – pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater wellbeing and life enhancement.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to expectations with respect to the Company regaining compliance with the Nasdaq minimum bid price requirement; the timing and completion of the Consolidation; the expected Effective Date of the Consolidation; the treatment of any fractional Common Shares in connection with the Consolidation; receipt of regulatory approvals and the expected trading date of the post-Consolidation Common Shares on the TSX and the Nasdaq.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the Company’s ability to complete the Consolidation; negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Common Shares; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and with the Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Contact

Media Contact:

Nik Schwenker

Vice President, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com